Summary of Significant Accounting Policies (Tables)	6 Months Ended
Jun. 30, 2026
Accounting Policies [Abstract]
Schedule of Calculation of Diluted Net Loss Per Share
The following table sets forth the weighted-average outstanding potentially dilutive securities that have been excluded in the calculation of diluted net loss per share because to do so would be anti-dilutive (in common stock equivalent shares):

	For the Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Options to purchase common stock	7,545	7,621	7,545	7,644
Stock awards	1,752	854	1,752	873

Total	9,297	8,475	9,297	8,517